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                                                                    Exhibit 10.2

                           LEASE TERMINATION AGREEMENT

     This Lease Termination Agreement (this "Agreement") is executed by and between David E. Clem and David M. Roby, Trustees (the "Landlord") of 21 Erie Realty Trust u/d/t dated May 16, 1996, recorded with the Middlesex South District Registry of Deeds (the "Registry") in Book 26325, Page 504, as amended and restated pursuant to an Amended and Restated Declaration of Trust dated May 26, 1999, recorded with the Registry in Book 30231, Page 306, and filed with the Middlesex South Registry District of the Land Court as Document No. 1126128, and Curis, Inc. ("Tenant"), a Delaware corporation, successor by merger to Reprogenesis, Inc. ("Reprogenesis"), a Texas corporation, in amendment of a Lease dated September, 1997 by and between Landlord and Reprogenesis, as amended by First Amendment to Lease dated October 1, 1998 (the "First Amendment") by and between Landlord and Reprogenesis, a Second Amendment to Lease dated June 29, 2000 (the "Second Amendment") by and between Reprogenesis and Landlord and as amended by Third Amendment to Lease dated July 31, 2000 (the "Third Amendment") by and between Tenant and Landlord (as amended by the First Amendment, the Second Amendment and the Third Amendment the "Lease") with respect to the building known as and numbered 21 Erie Street, Cambridge, Massachusetts (the "Building").

     For good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1. Each capitalized term which is used but not defined herein shall have the respective meaning ascribed thereto in the Lease.

     2. Anything in the Lease to the contrary notwithstanding, effective as of June 30, 2002 (the "Term Expiration Date"), the Term of the Lease shall expire.

     3. As of the Term Expiration Date, (i) Tenant has removed from the Premises Item Nos. 4, 6 and 11 set forth in a letter dated April 30, 2002 from Landlord to Tenant, a copy of which is attached hereto as Exhibit A (the "Equipment List"), (ii) Tenant has delivered to Landlord those items set forth in Item 17 of the Equipment List not previously delivered to Landlord, and (iii) Tenant has surrendered the Premises in accordance with Section 5.1.10 of the Lease. Item Nos. 1, 2, 3, 5, 7, 8, 9, 10, 12, 13, 14, 15 and 16 set forth on the
Equipment List shall become the property of Landlord from and after the Term Expiration Date ("Landlord's Property").

     4. On or before September 1, 2002, Tenant shall deliver to Landlord Termination Statements and/or Partial Releases of UCC-1 Financing Statements (or such other documents as may be reasonably acceptable to Landlord) evidencing the termination and/or partial release of all security interests encumbering Landlord's Property and/or collateral or conditional assignments of Tenant's interest in the Lease (the "Releases").

     5. All terms, covenants and conditions of the Lease, which by the terms of the Lease are to survive the expiration or termination of the Lease, shall survive.

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     6.  On or before July 31, 2002, Landlord shall (i) reconcile actual
Additional Rent due and payable by Tenant through the Term Expiration Date and Tenant's payments of Estimated Annual Additional Rent through the Term Expiration Date, (ii) subject to Landlord's receipt of the Releases, (a) pay to Tenant any overpayment by Tenant of Additional Rent and the Security Deposit, in the amount of $95,168.00, or (b) deduct from the Security Deposit any underpayment of Additional Rent and pay to Tenant the balance of the Security Deposit, as applicable, and (c) pay to Tenant $6,720.00, representing overpayments by Tenant of parking fees, and (iii) deliver to Tenant a copy of such reconciliation.

     7. As of the date hereof, each of Landlord and Tenant represents and warrants to the other that the other party to the Lease is not in default of its respective obligations pursuant to the Lease.

     8. Each of the parties hereto represents and warrants to the other that such party is duly authorized to execute, deliver and perform its respective obligations pursuant to this Agreement.

     9. Except as otherwise expressly set forth in Paragraph 6 hereof, Tenant shall not be liable for any additional monthly or year-end payments which might otherwise have been payable as Base Rent or Additional Rent under the Lease, including without limitation, any year-end common area expense reconciliations or tax reconciliations, nor shall Landlord be liable to Tenant for any amounts to be refunded as a result of any year-end common area expense reconciliations or tax reconciliations, it being the intent of Landlord and Tenant to settle all monthly or year-end payment amounts claimed to be owed now or in the future with respect to the Lease.

     10. Except as otherwise expressly provided in Paragraphs 5 and 6 hereof and subject to the terms of Paragraphs 5 and 6 hereof, (i) all obligations of Landlord and Tenant under the Lease shall, effective on and after the Term Expiration Date, terminate and be of no further legal force and effect, (ii) Landlord does hereby release and forever discharge Tenant from any and all claims, liability and obligations arising under and pursuant to the terms of the Lease, effective on and after the Term Expiration Date and (iii) Tenant does hereby release and forever discharge Landlord from any and all claims, liability and obligations arising under and pursuant to the terms of the Lease, effective on and after the Term Expiration Date.

     11. Landlord accepts the Premises in its "AS IS" condition notwithstanding anything in the Lease to the contrary. Landlord further acknowledges that the Premises has been surrendered broom clean and free from all occupants, subtenants, or other persons or entities claiming rights of possession by, through or under Tenant, and except as provided in Paragraphs 3 and 4 hereof, broom clean and free and clear of any and all liens and encumbrances imposed by or due to the acts or omissions of Tenant.

                                       2

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         WITNESS the execution hereof under seal as of the 30th day of June,
2002.

                         LANDLORD:

                                          /s/ David E. Clem, Trustee
                                          --------------------------------------
                                          David E. Clem, Trustee as aforesaid
                                          and not individually


                                          David M. Roby, Trustee
                                          --------------------------------------
                                          David M. Roby, Trustee as aforesaid
                                          and not individually

                         TENANT:

                                          CURIS, INC.


                                          By: /s/ James S. Sigler
                                              ----------------------------------
                                               James S. Sigler, Vice President
                                               Manufacturing & Development
                                               hereunto duly authorized


                          COMMONWEALTH OF MASSACHUSETTS

MIDDLESEX, SS.                                                  July 30, 2002
                                                                     --

         Then personally appeared the above-named James S. Sigler, Vice President, Manufacturing & Development, of Curis, Inc. and acknowledged the foregoing to be the free act and deed of Curis, Inc., before me


                                          /s/ Margeret D. Rosa
                                          --------------------------------------
                                          Notary Public
                                          My Commission Expires:  3/10/06
                                                                ----------------

                                       3

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                          COMMONWEALTH OF MASSACHUSETTS

MIDDLESEX, SS.                                                  August 15, 2002

     Then personally appeared the above-named David E. Clem, Trustee as aforesaid, and acknowledged the foregoing to be his free act and deed as Trustee, before me


                                         Lora E. Shea
                                         ---------------------------------------
                                         Notary Public
                                         My Commission Expires: 12/23/2005
                                                               -----------------

                                                                         [STAMP]

                                       4

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                                    EXHIBIT A

                                 Equipment List

                                   (attached)